Exhibit 99.1

Satellogic Awarded $30 Million Contract for Its AI-First

Constellation Services

Leveraging AI-powered on-orbit analytics to deliver frequent and near real-time global defense monitoring to enterprise and national security customers

New York, NY – April 8, 2025 – Satellogic Inc. (NASDAQ: SATL), a leader in high-resolution Earth observation data, has been awarded a multi-year contract valued at $30 million to provide near-daily and ultra-low latency analytics from its groundbreaking, AI-first constellation to a strategic defense and security customer. This innovative approach generates analytics directly onboard each satellite, enabling insights to be downlinked within minutes, significantly enhancing operational responsiveness and decision-making capabilities.

Under the terms of the agreement, Satellogic will deliver multiband optical imagery captured by the satellite constellation. The constellation is uniquely designed to run AI algorithms in real time, enabling advanced defense and security surveillance applications including rapid change monitoring, detection of defense targets (e.g. aircraft and other vehicles), pattern of life assessment and monitoring of other sensitive defense sites.

"This award demonstrates Satellogic's capabilities in providing rapid innovation that develops new space capabilities tailored to the evolving and demanding mission requirements of allied security customers," said Emiliano Kargieman, Chief Executive Officer. "We are proud to support our international defense customers with data-driven insights designed to enhance strategic decision-making and operational efficiency."

The constellation’s combination of global, frequent revisit rates, high-quality multispectral imagery and rapid on-orbit processing of analytics, enable defense and intelligence analysts to quickly detect changes in infrastructure, military asset positioning, and activity patterns as they happen at critical locations worldwide. The solution is configured to deliver global coverage on a very rapid cadence to meet demanding AI-enabled defense analytics missions.

Satellogic remains dedicated to providing innovative satellite solutions and advanced analytics tailored to the evolving requirements of the global defense and security sector.

For more information, please visit www.satellogic.com.

About Satellogic

Founded in 2010 by Emiliano Kargieman and Gerardo Richarte, Satellogic (NASDAQ: SATL) is the first vertically integrated geospatial company, driving real outcomes with planetary-scale insights. Satellogic is creating and continuously enhancing the first scalable, fully automated EO platform with the ability to remap the entire planet at both high-frequency and high-resolution, providing accessible and affordable solutions for customers.

Satellogic’s mission is to democratize access to geospatial data through its information platform of high-resolution images to help solve the world’s most pressing problems including climate change, energy supply, and food security. Using its patented Earth imaging technology, Satellogic unlocks the power of EO to deliver high-quality, planetary insights at the lowest cost in the industry.

With more than a decade of experience in space, Satellogic has proven technology and a strong track record of delivering satellites to orbit and high-resolution data to customers at the right price point.

To learn more, please visit: http://www.satellogic.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Satellogic’s current expectations and beliefs concerning future developments and their potential effects on Satellogic. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Satellogic. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our ability to generate revenue as expected, (ii) our ability to effectively market and sell our EO services and to convert contracted revenues and our pipeline of potential contracts into actual revenues, (iii) risks related to the secured convertible notes, (iv) the potential loss of one or more of our largest customers, (v) the considerable time and expense related to our sales efforts and the length and unpredictability of our sales cycle, (vi) risks and uncertainties associated with defense-related contracts, (vii) risk related to our pricing structure, (viii) our ability to scale production of our satellites as planned, (ix) unforeseen risks, challenges and uncertainties related to our expansion into new business lines, (x) our dependence on third parties to transport and launch our satellites into space, (xi) our reliance on third-party vendors and manufacturers to build and provide certain satellite components, products, or services, (xii) our dependence on ground station and cloud-based computing infrastructure operated by third parties for value-added services, and any errors, disruption, performance problems, or failure in their or our operational infrastructure, (xiii) risk related to certain minimum service requirements in our customer contracts, (xiv) market acceptance of our EO services and our dependence upon our ability to keep pace with the latest technological advances, (xv) competition for EO services, (xvi) challenges with international operations or unexpected changes to the regulatory environment in certain markets, (xvii) unknown defects or errors in our products, (xviii) risk related to the capital-intensive nature of our business and our ability to raise adequate capital to finance our business strategies, (xix) substantial doubt about our ability to continue as a going concern, (xx) uncertainties beyond our control related to the production, launch, commissioning, and/or operation of our satellites and related ground systems, software and analytic technologies, (xxi) the failure of the market for EO services to achieve the growth potential we expect, (xxii) risks related to our satellites and related equipment becoming impaired, (xxiii) risks related to the failure of our satellites to operate as intended, (xxiv) production and launch delays, launch failures, and damage or destruction to our satellites during launch and (xxv) the impact of natural disasters, unusual or prolonged unfavorable weather conditions, epidemic outbreaks, terrorist acts and geopolitical events (including the ongoing conflicts between Russia and Ukraine, in the Gaza Strip and the Red Sea region) on our business and satellite launch schedules. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Satellogic’s Annual Report on Form 10-K and other documents filed or to be filed by Satellogic from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Satellogic assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Satellogic can give no assurance that it will achieve its expectations.

Media Contacts

Satellogic, Inc.

Ryan Driver, VP of Strategy & Corporate Development

pr@satellogic.com